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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 27, 2004

                 CWABS, INC., (as depositor under the Pooling
                     and Servicing Agreement, dated as of
                     September 1, 2004, providing for the
                   issuance of the CWABS, INC., Asset-Backed
                        Certificates, Series 2004-10).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                      333-109272               95-4596514
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(State of Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

      4500 Park Granada, Calabasas, California                     91302
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      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR 240.14e-4(c))



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Item 8.01.    Other Events.
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Filing of Other Materials
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         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its CWABS Asset-Backed Certificates Trust 2004-10, Asset-Backed Certificates, Series 2004-10 (the "Certificates").

Incorporation of Certain Documents by Reference
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         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.1.

         The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the three years in the period ended December 31, 2003, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2003, and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of June 30, 2004 and for the six-month periods ended June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended June 30, 2004, are hereby incorporated by reference into the Company's registration statement and the prospectus supplement and shall be deemed to be a part hereof. The consent of PWC to the incorporation by reference of their audit report on such consolidated financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement is attached hereto as Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         Exhibit No.       Description
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         23.1              Consent of PricewaterhouseCoopers LLP



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                                  Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.




                                              By: /s/ Leon Daniels, Jr.
                                                  ------------------------
                                              Name:  Leon Daniels, Jr.
                                              Title:  Vice President


Dated: September 29, 2004



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                                 Exhibit Index
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Exhibit No.           Description
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23.1                  Consent of PricewaterhouseCoopers LLP



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